UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3420
                                                      --------

                           OPPENHEIMER INTEGRITY FUNDS
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2006
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Oil & Gas                                                                   3.8%
--------------------------------------------------------------------------------
Media                                                                       3.2
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.2
--------------------------------------------------------------------------------
Commercial Banks                                                            2.1
--------------------------------------------------------------------------------
Household Durables                                                          2.0
--------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                         2.0
--------------------------------------------------------------------------------
Insurance                                                                   1.9
--------------------------------------------------------------------------------
Automobiles                                                                 1.8
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    1.7
--------------------------------------------------------------------------------
Real Estate                                                                 1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on net assets.

CREDIT ALLOCATION
--------------------------------------------------------------------------------
Treasury                                                                    0.7%
--------------------------------------------------------------------------------
Agency                                                                     48.4
--------------------------------------------------------------------------------
AAA                                                                        14.6
--------------------------------------------------------------------------------
AA                                                                          1.4
--------------------------------------------------------------------------------
A                                                                           3.9
--------------------------------------------------------------------------------
BBB                                                                        16.6
--------------------------------------------------------------------------------
BB                                                                          5.0
--------------------------------------------------------------------------------
B                                                                           0.7
--------------------------------------------------------------------------------
Not Rated                                                                   8.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on the total market value of investments. Average credit quality and ratings include securities rated by a national rating organization. As of that date, no securities held by the Fund were rated lower than B.

--------------------------------------------------------------------------------


                        10 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended December 31, 2006, Oppenheimer Core Bond Fund posted a positive, competitive total return that outpaced both its primary and secondary benchmarks, and placed the Fund in the top fifteen percent of its Lipper peer group of similarly managed funds. We attribute these favorable results to multiple factors, with the most important being our positioning within the corporate bond sector. Additionally our active management of the portfolio's interest-rate exposure added value as did our overweight allocation to "spread," or non-Treasury securities such as mortgage-backed securities ("MBS") and commercial mortgage-backed securities ("CMBS").

      The most significant contributor to performance throughout the Fund's fiscal year under review was our active management of the portfolio's allocation to corporate bonds, or the credit sector. We began the year modestly overweight credit, and after two very strong months of outperformance by the sector, we moved to a meaningful underweight by reducing our exposure to longer-maturity (30-year) bonds. This substantially added to returns, not only since we reaped sizable gains in trimming our position, but also since March and April proved to be very difficult months for the credit market, particularly long-maturity credits. As such, we effectively missed a good portion of the losses the sector suffered during that brief period.

      In May, conditions began to show signs of improvement, and we took what we saw as an ideal opportunity to restore our position in credit at attractive valuations. We held a generally neutral exposure to credit for the remainder of the year. Within that exposure, we focused on bonds rated BBB (lower quality), with maturities of 5-years and under, where we perceived favorable yield at relatively less risk. At the same time, our decision to heavily overweight our exposure to financial-services credit, specifically longer-maturity, banking-related bonds, pushed Fund returns higher, as this was the best-performing sector within the corporate bond market this year.

      Also within our credit allocation, our decision to significantly increase our high-yield bond exposure solidly added to both absolute and relative returns for the period. First, high-yield bonds were the best-performing segment of the fixed-income markets this year, buoyed by investors' growing appetite for risk, as well as low default rates and a still-solid economic backdrop. Second, our specific areas of focus within the high-yield universe also benefited returns. By focusing on high-yield bonds of lower credit quality and short maturities, we worked to minimize volatility in the portfolio while capturing


                        11 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

an attractive yield. At the same time, our decision to overweight domestic auto-related high-yield credits, namely Ford Motor Credit Co. and General Motors Acceptance Corp., substantially added to our returns, as these names delivered significant outperformance within a sector that generally outperformed the market.

      A significant contributor to performance throughout the Fund's fiscal year under review was our active management of the Fund's duration, or interest-rate sensitivity. We began the fiscal year with less interest-rate exposure than the market, based on our belief at that time that the Federal Reserve (the "Fed") was not finished raising short-term rates and that the U.S. economy was healthier than some market participants believed. When rates increased rather markedly over the first half of the year, this stance helped Fund performance tremendously, particularly vis-a-vis our benchmarks.

      As we entered the second half of the period, we saw yields reaching levels that we deemed more consistent with economic fundamentals. As such, we began trending our short duration position a bit closer to a neutral stance. In August, when the market began to react to various data hinting at economic softening, yields fell rather quickly. We again viewed this as more pessimistic than warranted given the state of the economy, and as such, we reverted back to a short-duration position on interest rates for the remainder of the year. For the period, the adjustments we made to our interest-rate sensitivity generally aided the Fund's total return. We believe we have positioned the portfolio well for the conditions we anticipate moving forward.

      Our mortgage-backed securities ("MBS") exposure throughout the year also served us well, boosting Fund performance in a number of ways. First, MBS in general enjoyed a very strong year, outperforming like duration Treasuries by a substantial margin, and as such, our decision to opportunistically overweight the sector throughout the year added to Fund returns. MBS benefited over the course of the year, as did most other spread sectors, from tightening spreads versus Treasuries. The muted interest rate movements over the past also reduced the costs associated with managing the interest-rate exposure of MBS, so investors were able to realize much of the spread advantage MBS offer versus Treasuries. In addition, this sector also derived support from the market's lower expectations for future interest-rate volatility. When investors' expectations regarding future rate volatility decrease, the MBS market typically benefits, since investors then anticipate lower costs associated with managing the interest-rate exposure of MBS.

      In addition, the MBS market behaved similarly to the corporate market this year, in that longer maturity MBS (30-year maturity)--which are seen as holding more spread and volatility risk--outperformed shorter-maturity MBS. Therefore, our decision to maintain an overweight allocation over the past year to 30-year maturity MBS definitively added to


                         12 | OPPENHEIMER CORE BOND FUND
our returns. Finally, our underweighted allocation to Ginnie Mae's (GNMA), which performed very poorly relative to other areas of the MBS market, helped us.

      Despite the positive results we derived from the bulk of our MBS allocation, the one detractor to Fund performance this year came from our emphasis on higher-coupon MBS. While some of these securities performed reasonably well for us, lower-coupon MBS, which held more risk, enjoyed greater return relative to equal duration Treasuries than did higher coupon issues, so our overweight to the high coupon sector of the MBS market had a slight negative impact on Fund returns.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of its primary benchmark, the Citigroup Broad Investment Grade Index, a market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. The Fund's performance is also compared to the performance of its secondary benchmark, the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         13 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund (Class A)

      Citigroup Broad Investment Grade Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Core    Citigroup Broad                           Lehman Brothers
                        Bond Fund          Investment         Lehman Brothers      Aggregate Bond
       Date             (Class A)         Grade Index           Credit Index           Index
    12/31/1996            9,525              10,000               10,000               10,000
    03/31/1997            9,511               9,948                9,899                9,944
    06/30/1997            9,877              10,307               10,307               10,309
    09/30/1997           10,230              10,650               10,711               10,652
    12/31/1997           10,490              10,964               11,023               10,965
    03/31/1998           10,669              11,140               11,192               11,136
    06/30/1998           10,890              11,398               11,480               11,396
    09/30/1998           11,074              11,871               11,897               11,878
    12/31/1998           11,078              11,919               11,968               11,918
    03/31/1999           11,028              11,864               11,883               11,589
    06/30/1999           10,886              11,754               11,697               11,755
    09/30/1999           10,846              11,839               11,730               11,835
    12/31/1999           10,896              11,820               11,734               11,820
    03/31/2000           10,994              12,079               11,902               12,081
    06/30/2000           11,087              12,284               12,049               12,291
    09/30/2000           11,299              12,658               12,418               12,662
    12/31/2000           11,527              13,190               12,836               13,194
    03/31/2001           11,984              13,597               13,385               13,595
    06/30/2001           12,106              13,667               13,527               13,671
    09/30/2001           12,547              14,311               14,046               14,302
    12/31/2001           12,340              14,314               14,171               14,308
    03/31/2002           12,289              14,323               14,134               14,322
    06/30/2002           12,640              14,828               14,543               14,851
    09/30/2002           13,268              15,510               15,195               15,531
    12/31/2002           13,581              15,758               15,663               15,776
    03/31/2003           13,814              15,979               16,039               15,995
    06/30/2003           14,218              16,389               16,808               16,395
    09/30/2003           14,278              16,361               16,784               16,372
    12/31/2003           14,378              16,420               16,867               16,423
    03/31/2004           14,758              16,861               17,420               16,860
    06/30/2004           14,414              16,450               16,823               16,448
    09/30/2004           14,902              16,986               17,530               16,974
    12/31/2004           15,082              17,155               17,752               17,136
    03/31/2005           15,026              17,068               17,564               17,053
    06/30/2005           15,405              17,602               18,192               17,567
    09/30/2005           15,356              17,483               18,009               17,448
    12/31/2005           15,437              17,596               18,099               17,552
    03/31/2006           15,372              17,479               17,888               17,438
    06/30/2006           15,349              17,459               17,818               17,425
    09/30/2006           15,937              18,131               18,621               18,089
    12/31/2006           16,184              18,358               18,869               18,313


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -0.14%           5-Year 4.55%            10-Year 4.93%


                         14 | OPPENHEIMER CORE BOND FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund (Class B)

      Citigroup Broad Investment Grade Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Core    Citigroup Broad                           Lehman Brothers
                         Bond Fund          Investment         Lehman Brothers      Aggregate Bond
       Date              (Class B)         Grade Index           Credit Index           Index
    12/31/1996            10,000             10,000                 10,000              10,000
    03/31/1997             9,976              9,948                  9,899               9,944
    06/30/1997            10,341             10,307                 10,307              10,309
    09/30/1997            10,690             10,650                 10,711              10,652
    12/31/1997            10,941             10,964                 11,023              10,965
    03/31/1998            11,107             11,140                 11,192              11,136
    06/30/1998            11,315             11,398                 11,480              11,396
    09/30/1998            11,484             11,871                 11,897              11,878
    12/31/1998            11,467             11,919                 11,968              11,918
    03/31/1999            11,393             11,864                 11,883              11,589
    06/30/1999            11,215             11,754                 11,697              11,755
    09/30/1999            11,164             11,839                 11,730              11,835
    12/31/1999            11,182             11,820                 11,734              11,820
    03/31/2000            11,273             12,079                 11,902              12,081
    06/30/2000            11,347             12,284                 12,049              12,291
    09/30/2000            11,542             12,658                 12,418              12,662
    12/31/2000            11,753             13,190                 12,836              13,194
    03/31/2001            12,184             13,597                 13,385              13,595
    06/30/2001            12,298             13,667                 13,527              13,671
    09/30/2001            12,709             14,311                 14,046              14,302
    12/31/2001            12,475             14,314                 14,171              14,308
    03/31/2002            12,400             14,323                 14,134              14,322
    06/30/2002            12,744             14,828                 14,543              14,851
    09/30/2002            13,355             15,510                 15,195              15,531
    12/31/2002            13,651             15,758                 15,663              15,776
    03/31/2003            13,885             15,979                 16,039              15,995
    06/30/2003            14,291             16,389                 16,808              16,395
    09/30/2003            14,352             16,361                 16,784              16,372
    12/31/2003            14,452             16,420                 16,867              16,423
    03/31/2004            14,834             16,861                 17,420              16,860
    06/30/2004            14,488             16,450                 16,823              16,448
    09/30/2004            14,978             16,986                 17,530              16,974
    12/31/2004            15,160             17,155                 17,752              17,136
    03/31/2005            15,103             17,068                 17,564              17,053
    06/30/2005            15,485             17,602                 18,192              17,567
    09/30/2005            15,435             17,483                 18,009              17,448
    12/31/2005            15,517             17,596                 18,099              17,552
    03/31/2006            15,451             17,479                 17,888              17,438
    06/30/2006            15,428             17,459                 17,818              17,425
    09/30/2006            16,019             18,131                 18,621              18,089
    12/31/2006            16,267             18,358                 18,869              18,313

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year -0.83%           5-Year 4.47%            10-Year 4.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES REFLECT CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                         15 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund (Class C)

      Citigroup Broad Investment Grade Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                    Oppenheimer Core     Citigroup Broad                          Lehman Brothers
                        Bond Fund           Investment       Lehman Brothers      Aggregate Bond
       Date             (Class C)          Grade Index         Credit Index           Index
    12/31/1996            10,000             10,000               10,000               10,000
    03/31/1997             9,976              9,948                9,899                9,944
    06/30/1997            10,340             10,307               10,307               10,309
    09/30/1997            10,689             10,650               10,711               10,652
    12/31/1997            10,939             10,964               11,023               10,965
    03/31/1998            11,105             11,140               11,192               11,136
    06/30/1998            11,313             11,398               11,480               11,396
    09/30/1998            11,482             11,871               11,897               11,878
    12/31/1998            11,465             11,919               11,968               11,918
    03/31/1999            11,392             11,864               11,883               11,589
    06/30/1999            11,214             11,754               11,697               11,755
    09/30/1999            11,163             11,839               11,730               11,835
    12/31/1999            11,182             11,820               11,734               11,820
    03/31/2000            11,273             12,079               11,902               12,081
    06/30/2000            11,335             12,284               12,049               12,291
    09/30/2000            11,541             12,658               12,418               12,662
    12/31/2000            11,753             13,190               12,836               13,194
    03/31/2001            12,184             13,597               13,385               13,595
    06/30/2001            12,297             13,667               13,527               13,671
    09/30/2001            12,709             14,311               14,046               14,302
    12/31/2001            12,475             14,314               14,171               14,308
    03/31/2002            12,401             14,323               14,134               14,322
    06/30/2002            12,745             14,828               14,543               14,851
    09/30/2002            13,354             15,510               15,195               15,531
    12/31/2002            13,630             15,758               15,663               15,776
    03/31/2003            13,853             15,979               16,039               15,995
    06/30/2003            14,218             16,389               16,808               16,395
    09/30/2003            14,264             16,361               16,784               16,372
    12/31/2003            14,337             16,420               16,867               16,423
    03/31/2004            14,687             16,861               17,420               16,860
    06/30/2004            14,319             16,450               16,823               16,448
    09/30/2004            14,775             16,986               17,530               16,974
    12/31/2004            14,926             17,155               17,752               17,136
    03/31/2005            14,843             17,068               17,564               17,053
    06/30/2005            15,190             17,602               18,192               17,567
    09/30/2005            15,097             17,483               18,009               17,448
    12/31/2005            15,149             17,596               18,099               17,552
    03/31/2006            15,072             17,479               17,888               17,438
    06/30/2006            15,006             17,459               17,818               17,425
    09/30/2006            15,567             18,131               18,621               18,089
    12/31/2006            15,780             18,358               18,869               18,313

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year 3.16%            5-Year 4.81%            10-Year 4.67%


                         16 | OPPENHEIMER CORE BOND FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund (Class N)

      Citigroup Broad Investment Grade Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Oppenheimer Core     Citigroup Broad                          Lehman Brothers
                        Bond Fund           Investment         Lehman Brothers     Aggregate Bond
       Date             (Class N)          Grade Index           Credit Index           Index
    03/01/2001            10,000             10,000                10,000               10,000
    03/31/2001            10,025             10,052                10,062               10,050
    06/30/2001            10,136             10,104                10,169               10,107
    09/30/2001            10,496             10,580                10,559               10,573
    12/31/2001            10,318             10,582                10,653               10,578
    03/31/2002            10,268             10,589                10,625               10,588
    06/30/2002            10,567             10,962                10,932               10,979
    09/30/2002            11,088             11,467                11,423               11,482
    12/31/2002            11,321             11,650                11,775               11,663
    03/31/2003            11,519             11,814                12,057               11,825
    06/30/2003            11,833             12,116                12,635               12,121
    09/30/2003            11,883             12,096                12,617               12,103
    12/31/2003            11,944             12,140                12,680               12,141
    03/31/2004            12,261             12,466                13,095               12,464
    06/30/2004            11,968             12,162                12,647               12,159
    09/30/2004            12,365             12,558                13,178               12,548
    12/31/2004            12,507             12,683                13,345               12,668
    03/31/2005            12,453             12,619                13,204               12,607
    06/30/2005            12,759             13,013                13,675               12,986
    09/30/2005            12,698             12,925                13,538               12,899
    12/31/2005            12,757             13,009                13,606               12,976
    03/31/2006            12,708             12,922                13,447               12,892
    06/30/2006            12,668             12,908                13,395               12,882
    09/30/2006            13,159             13,404                13,998               13,372
    12/31/2006            13,354             13,572                14,185               13,538

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year 3.68%            5-Year 5.30%    Since Inception (3/1/01) 5.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES REFLECT CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                         17 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund (Class Y)

      Citigroup Broad Investment Grade Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Oppenheimer Core     Citigroup Broad                          Lehman Brothers
                        Bond Fund           Investment         Lehman Brothers     Aggregate Bond
       Date             (Class Y)          Grade Index           Credit Index           Index
    04/27/1998            10,000             10,000                10,000               10,000
    06/30/1998            10,254             10,179                10,193               10,180
    09/30/1998            10,436             10,601                10,563               10,611
    12/31/1998            10,440             10,644                10,627               10,647
    03/31/1999            10,405             10,595                10,551               10,594
    06/30/1999            10,272             10,497                10,386               10,501
    09/30/1999            10,250             10,573                10,416               10,572
    12/31/1999            10,297             10,556                10,419               10,559
    03/31/2000            10,380             10,787                10,568               10,792
    06/30/2000            10,471             10,970                10,698               10,980
    09/30/2000            10,667             11,304                11,026               11,311
    12/31/2000            11,031             11,779                11,397               11,787
    03/31/2001            11,464             12,143                11,884               12,145
    06/30/2001            11,594             12,205                12,011               12,213
    09/30/2001            12,027             12,780                12,471               12,776
    12/31/2001            11,836             12,783                12,583               12,782
    03/31/2002            11,797             12,791                12,550               12,794
    06/30/2002            12,163             13,242                12,913               13,267
    09/30/2002            12,784             13,851                13,492               13,874
    12/31/2002            13,088             14,072                13,907               14,093
    03/31/2003            13,340             14,270                14,241               14,289
    06/30/2003            13,732             14,636                14,924               14,646
    09/30/2003            13,820             14,611                14,902               14,625
    12/31/2003            13,920             14,664                14,976               14,671
    03/31/2004            14,316             15,058                15,467               15,061
    06/30/2004            13,992             14,690                14,937               14,693
    09/30/2004            14,477             15,169                15,565               15,163
    12/31/2004            14,657             15,320                15,762               15,308
    03/31/2005            14,611             15,243                15,596               15,234
    06/30/2005            14,989             15,719                16,152               15,693
    09/30/2005            14,937             15,613                15,990               15,587
    12/31/2005            15,024             15,714                16,070               15,680
    03/31/2006            14,985             15,609                15,883               15,578
    06/30/2006            14,959             15,592                15,821               15,566
    09/30/2006            15,563             16,192                16,534               16,159
    12/31/2006            15,818             16,394                16,754               16,359

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 12/31/06

1-Year 5.29%    5-Year 5.97%            Since Inception (4/27/98) 5.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES REFLECT CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                        18 | OPPENHEIMER CORE BOND FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 4/15/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B reflect Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                         19 | OPPENHEIMER CORE BOND FUND

NOTES
--------------------------------------------------------------------------------

CLASS Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         20 | OPPENHEIMER CORE BOND FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                         21 | OPPENHEIMER CORE BOND FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            BEGINNING     ENDING            EXPENSES
                            ACCOUNT       ACCOUNT           PAID DURING
                            VALUE         VALUE             6 MONTHS ENDED
                            (7/1/06)      (12/31/06)        DECEMBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual              $1,000.00     $1,054.40         $4.62
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00      1,020.72          4.54
--------------------------------------------------------------------------------
Class B Actual               1,000.00      1,051.60          8.57
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00      1,016.89          8.42
--------------------------------------------------------------------------------
Class C Actual               1,000.00      1,051.50          8.57
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00      1,016.89          8.42
--------------------------------------------------------------------------------
Class N Actual               1,000.00      1,054.20          5.97
--------------------------------------------------------------------------------
Class N Hypothetical         1,000.00      1,019.41          5.87
--------------------------------------------------------------------------------
Class Y Actual               1,000.00      1,057.40          2.70
--------------------------------------------------------------------------------
Class Y Hypothetical         1,000.00      1,022.58          2.65

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS               EXPENSE RATIOS
------------------------------------
Class A                    0.89%
------------------------------------
Class B                    1.65
------------------------------------
Class C                    1.65
------------------------------------
Class N                    1.15
------------------------------------
Class Y                    0.52

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------

                         22 | OPPENHEIMER CORE BOND FUND

STATEMENTS OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                              PRINCIPAL         VALUE
                                                                                 AMOUNT    SEE NOTE 1
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--7.7%
-----------------------------------------------------------------------------------------------------
Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through
Certificates, Series 2005-HE7, Cl. A2B, 5.53%, 11/25/35 1                    $2,030,000    $2,031,989
-----------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.41%, 4/20/08 1                                        960,000       960,962
-----------------------------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations,
Series 2006-R2, Cl. A2A, 5.41%, 3/25/36 1                                       145,028       145,133
-----------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.83%, 5/25/34 1                                      8,320,000     8,349,685
-----------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 5.45%, 5/26/36 1                                     3,380,000     3,382,579
-----------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust 2004-2, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                             3,070,000     3,036,810
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-A, Asset-Backed Certificates,
Series 2005-A, Cl. AF3, 4.14%, 3/25/28                                        3,637,326     3,613,910
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                         861,191       858,232
Series 2005-D, Cl. AV2, 5.62%, 10/25/35 1                                     3,640,000     3,643,661
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 1                                      4,220,000     4,223,262
-----------------------------------------------------------------------------------------------------
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates,
Series 2003-2, Cl. 2A2, 5.63%, 2/25/33 1                                      2,190,314     2,193,622
-----------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                             460,000       447,628
-----------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2005-WF2, Asset-Backed Pass-Through
Certificates, Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 1                     2,326,310     2,309,798
-----------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WFH3, Asset-Backed Pass-Through
Certificates, Series 2006-WFH3, Cl. A2, 5.45%, 10/31/36 1                     2,300,000     2,300,000
-----------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card
Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 2          4,360,000     4,392,955
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4, Asset-Backed Certificates,
Series 2002-4, Cl. A1, 5.72%, 2/25/33 1                                          48,808        48,869
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-10, Asset-Backed Certificates,
Series 2005-10, Cl. AF1, 5.51%, 2/25/36 1                                       450,488       450,833
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 1                                   1,450,000     1,445,196
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.55%, 5/25/36 1                                    1,649,438     1,651,304
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 1                                     970,000       966,530
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 5.44%, 12/25/29 1                                    3,020,000     3,022,114
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3, 5.56%, 11/25/35 1                     5,840,000     5,845,787
-----------------------------------------------------------------------------------------------------

                         23 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                              PRINCIPAL         VALUE
                                                                                 AMOUNT    SEE NOTE 1
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.41%, 7/25/36 1                     $3,550,000    $3,552,269
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1, 5.40%, 5/15/36 1                      1,799,137     1,800,389
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.43%, 7/7/36 1                       1,820,000     1,821,164
-----------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3, 3.48%, 11/17/08                          2,093,397     2,081,667
-----------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan Pass-Through
Certificates:
Series 2005-3, Cl. A1, 5.61%, 1/20/35 1                                       1,888,073     1,891,133
Series 2006-4, Cl. A2V, 5.46%, 3/20/36 1,3                                    1,120,000     1,120,000
-----------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                                      2,094,081     2,077,879
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1                                     1,967,592     1,963,285
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                      1,743,756     1,736,469
-----------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3                                      1,542,982     1,575,092
-----------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.70%, 3/15/16 1                                      4,380,000     4,648,580
-----------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Home Equity Asset-Backed
Securities, Series 2005-WMC2, Cl. A2B, 5.53%, 4/25/36 1                       1,238,921     1,239,845
-----------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.61%, 7/25/35 1                                   2,050,000     2,053,944
-----------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 3                                                             1,750,658       367,638
-----------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.45%, 7/1/36 1                                       5,940,000     5,944,632
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. AF2, 3.735%, 11/10/34 1                         57,046        56,877
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35 1                         192,193       191,537
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2, 4.415%, 4/25/35 1                       1,110,000     1,099,549
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36 1                         1,520,000     1,515,877
-----------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32, 4.45%, 7/25/28                                     1,735,112     1,723,014
-----------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.43%, 7/25/36 1                                     1,883,433     1,884,765
-----------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.41%, 4/25/36 1                                       4,841,987     4,845,333
-----------------------------------------------------------------------------------------------------


                         24 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                 PRINCIPAL          VALUE
                                                                                    AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg. Pass-Through Certificates:
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                                       $  2,527,668   $  2,228,915
Series 2003-25XS, Cl. A4, 4.51%, 8/25/33                                           110,448        109,759
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                         2,133,608      2,128,412
---------------------------------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities, Series 2001-A,
6.79%, 6/1/10                                                                    1,160,000      1,186,216
---------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.59%, 7/25/36 1        3,530,000      3,532,255
                                                                                             ------------
Total Asset-Backed Securities (Cost $110,914,129)                                             109,697,354

---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--64.0%
---------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--56.7%
---------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--56.6%
Fannie Mae Whole Loan, CMO Pass-Through Certificates, Trust 2004-W9,
Cl. 2A2, 7%, 2/25/44                                                             1,885,974      1,944,615
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                   26,415,438     25,515,022
5%, 6/1/33-8/1/33                                                               12,986,031     12,556,487
5%, 1/1/37 4                                                                     1,107,000      1,068,255
6%, 5/1/18-10/1/29                                                               6,742,339      6,835,122
6.50%, 4/1/18-4/1/34                                                             9,449,773      9,683,111
7%, 7/1/21-3/1/35                                                               16,345,730     16,814,028
8%, 4/1/16                                                                         676,874        716,144
9%, 3/1/17-5/1/25                                                                  207,643        221,822
12.50%, 4/1/14                                                                       1,247          1,389
13.50%, 11/1/10                                                                      2,215          2,439
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2046, Cl. G, 6.50%, 4/15/28                                                 372,090        380,475
Series 2410, Cl. PF, 6.33%, 2/15/32 1                                            5,912,807      6,057,485
Series 2423, Cl. MC, 7%, 3/15/32                                                 4,192,496      4,327,783
Series 2453, Cl. BD, 6%, 5/15/17                                                 1,599,518      1,621,996
Series 3138, Cl. PA, 5.50%, 2/15/27                                             17,140,910     17,191,399
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1590, Cl. IA, 6.425%, 10/15/23 1                                          5,777,395      5,909,196
Series 2006-11, Cl. PS, 5.06%, 3/25/36 1                                         2,566,416      2,548,879
Series 2034, Cl. Z, 6.50%, 2/15/28                                                  48,493         49,480
Series 2043, Cl. ZP, 6.50%, 4/15/28                                              4,137,339      4,229,282
Series 2053, Cl. Z, 6.50%, 4/15/28                                                  51,931         53,026
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                 62,115         63,094
Series 2063, Cl. PG, 6.50%, 6/15/28                                              3,460,650      3,525,572
Series 2075, Cl. D, 6.50%, 8/15/28                                                 648,507        662,109
Series 2080, Cl. Z, 6.50%, 8/15/28                                               1,787,691      1,816,579
Series 2195, Cl. LH, 6.50%, 10/15/29                                             2,918,422      2,977,700
Series 2326, Cl. ZP, 6.50%, 6/15/31                                              1,051,075      1,074,478


                         25 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                            PRINCIPAL           VALUE
                                                                               AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2387, Cl. PD, 6%, 4/15/30                                         $     22,281    $     22,298
Series 2427, Cl. ZM, 6.50%, 3/15/32                                         5,534,387       5,669,288
Series 2461, Cl. PZ, 6.50%, 6/15/32                                         4,453,907       4,640,677
Series 2500, Cl. FD, 5.85%, 3/15/32 1                                         439,835         444,308
Series 2526, Cl. FE, 5.75%, 6/15/29 1                                         652,540         659,741
Series 2551, Cl. FD, 5.75%, 1/15/33 1                                         509,289         514,192
Series 2583, Cl. KA, 5.50%, 3/15/22                                           614,984         614,317
Series 3025, Cl. SJ, 5.133%, 8/15/35 1                                      1,267,329       1,274,113
Series 3153, Cl. FJ, 5.73%, 5/15/36 1                                       2,227,040       2,236,430
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                                   39,317          39,232
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.08%, 6/1/26 5                                          831,479         177,524
Series 183, Cl. IO, 8.691%, 4/1/27 5                                        1,247,941         275,443
Series 184, Cl. IO, 14.305%, 12/1/26 5                                      1,360,598         288,907
Series 192, Cl. IO, 11.932%, 2/1/28 5                                         333,138          73,750
Series 200, Cl. IO, 10.682%, 1/1/29 5                                         397,029          84,427
Series 2003-118, Cl. S, 7.994%, 12/25/33 5                                  7,706,146         952,776
Series 2003-26, Cl. IO, 7.812%, 4/25/33 5                                   4,085,017         903,525
Series 2005-87, Cl. SG, 9.386%, 10/25/35 5                                 17,322,305         948,232
Series 206, Cl. IO, (9.408)%, 12/1/29 5                                       445,211         101,994
Series 2130, Cl. SC, (4.245)%, 3/15/29 5                                      898,191          63,696
Series 2134, Cl. SB, (0.357)%, 3/15/29 5                                      936,077          64,577
Series 2422, Cl. SJ, 15.124%, 1/15/32 5                                     4,230,117         357,864
Series 2796, Cl. SD, (0.672)%, 7/15/26 5                                    1,420,856         102,947
Series 2920, Cl. S,(4.213)%, 1/15/35 5                                      5,855,235         272,874
Series 3000, Cl. SE, (4.70)%, 7/15/25 5                                     8,527,683         300,087
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.705%, 6/1/26 6                                355,363         289,872
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-9/1/18                                                       30,120,168      29,137,110
5%, 12/1/17-11/1/33                                                       134,646,398     131,382,743
5%, 1/1/22-1/1/37 4                                                        46,528,000      45,383,443
5.50%, 3/1/33-1/1/34                                                       41,020,876      40,615,595
5.50%, 1/1/22-1/1/374                                                      42,548,000      42,248,510
6%, 8/1/29-11/1/33                                                         47,078,888      47,554,597
6%, 1/1/22-3/1/33 4                                                        59,777,027      60,540,864
6.50%, 6/1/17-11/1/31                                                      35,159,457      36,076,348
6.50%, 1/1/37 4                                                            23,867,000      24,321,953
7%, 1/1/09-3/1/36                                                          19,218,320      19,821,631
7.50%, 2/1/08-8/1/33                                                       14,419,471      15,060,739
8%, 8/1/17                                                                      4,120           4,166
8.50%, 7/1/32                                                                  72,838          78,434
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                                        2,064,249       2,123,981


                         26 | OPPENHEIMER CORE BOND FUND

                                                                           PRINCIPAL          VALUE
                                                                              AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                                      $ 2,530,888    $ 2,563,393
Trust 1992-34, Cl. G, 8%, 3/25/22                                             28,056         28,402
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                                     1,242,226      1,258,764
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                    4,748,491      4,857,078
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                         503,303        517,281
Trust 1996-35, Cl. Z, 7%, 7/25/26                                            180,851        184,818
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                     1,566,117      1,609,325
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                                    12,759,208     13,406,693
Trust 2001-50, Cl. NE, 6%, 8/25/30                                            12,279         12,275
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                     3,108,698      3,177,080
Trust 2001-70, Cl. LR, 6%, 9/25/30                                           396,898        396,979
Trust 2001-72, Cl. NH, 6%, 4/25/30                                            82,246         82,399
Trust 2001-74, Cl. PD, 6%, 5/25/30                                            54,718         54,591
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                                      2,198,190      2,261,291
Trust 2002-56, Cl. FN, 6.35%, 7/25/32 1                                    2,319,301      2,380,307
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 1                                     746,842        752,512
Trust 2002-9, Cl. PC, 6%, 3/25/17                                          9,779,968      9,913,003
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                      6,305,000      6,160,398
Trust 2003-21, Cl. FK, 5.75%, 3/25/33 1                                       43,432         43,787
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23                                      8,316,000      8,135,827
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                      1,492,000      1,469,478
Trust 2003-84, Cl. PW, 3%, 6/25/22                                         4,330,176      4,256,277
Trust 2004-101, Cl. BG, 5%, 1/25/20                                        2,603,000      2,538,996
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                    2,450,000      2,360,329
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                   11,700,000     11,390,950
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                   10,000,000      9,696,246
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                      2,480,000      2,433,711
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                      1,260,000      1,163,334
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                     9,220,000      9,243,198
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 1                                   2,785,189      2,709,899
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 1                                   4,176,270      4,037,653
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 1                                   3,134,819      3,032,265
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 1                                   3,009,382      2,908,367
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                     11,426,914     11,442,546
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                                      2,091,828      2,039,502
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-15, Cl. SA, 3.236%, 3/17/31 5                                   1,724,658        225,461
Trust 2001-65, Cl. S, 7.063%, 11/25/31 5                                   3,923,379        376,680
Trust 2001-81, Cl. S, (0.012)%, 1/25/32 5                                    704,096         66,119
Trust 2002-38, Cl. IO, (4.264)%, 4/25/32 5                                   475,877         26,067
Trust 2002-41, Cl. S, 10.258%, 7/25/32 5                                   4,572,391        393,328
Trust 2002-47, Cl. NS, (1.229)%, 4/25/32 5                                 1,708,757        161,678
Trust 2002-51, Cl. S, (1.111)%, 8/25/32 5                                  1,569,016        148,341
Trust 2002-52, Cl. SD, (2.616)%, 9/25/32 5                                 1,850,997        150,569
Trust 2002-60, Cl. SY, 12.498%, 4/25/32 5                                  1,031,636         37,810


                         27 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-75, Cl. SA, 7.402%, 11/25/32 5                               $ 3,397,927    $    333,471
Trust 2002-77, Cl. IS, 0.605%, 12/18/32 5                                   810,752          68,890
Trust 2002-77, Cl. SH, 0.162%, 12/18/32 5                                   892,050          82,308
Trust 2002-84, Cl. SA, 7.821%, 12/25/32 5                                   235,265          24,203
Trust 2002-89, Cl. S, 10.624%, 1/25/33 5                                  7,221,431         596,102
Trust 2002-9, Cl. MS, 0.014%, 3/25/32 5                                      56,304           5,425
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 5                                  5,349,073         669,983
Trust 2003-4, Cl. S, 6.818%, 2/25/33 5                                    2,078,906         218,333
Trust 2004-54, Cl. DS, (6.544)%, 11/25/30 5                                 360,487          21,594
Trust 2005-19, Cl. SA, (3.128)%, 3/25/35 5                               20,181,379       1,030,851
Trust 2005-40, Cl. SA, (3.186)%, 5/25/35 5                                3,724,636         182,292
Trust 2005-6, Cl. SE, (3.602)%, 2/25/35 5                                 4,209,154         214,493
Trust 2005-71, Cl. SA, 3.36%, 8/25/25 5                                   5,376,703         312,784
Trust 2005-83, Cl. SL, 7.334%, 10/25/35 5                                14,084,940         752,263
Trust 2006-119, Cl. MS, 8.866%, 12/25/36 5                                9,448,472         520,018
Trust 2006-33, Cl. SP, 11.645%, 5/25/36 5                                15,241,953       1,330,147
Trust 2006-34, Cl. SK, 11.144%, 5/25/36 5                                21,320,567       1,894,196
Trust 222, Cl. 2, 12.42%, 6/1/23 5                                        2,725,912         578,786
Trust 240, Cl. 2, 14.828%, 9/1/23 5                                       3,291,748         738,498
Trust 247, Cl. 2, 12.811%, 10/1/23 5                                        233,785          50,610
Trust 252, Cl. 2, 8.818%, 11/1/23 5                                       2,402,538         553,279
Trust 254, Cl. 2, 3.621%, 1/1/24 5                                        4,153,292         979,363
Trust 2682, Cl. TQ, 13.248%, 10/15/33 5                                   6,465,214         356,345
Trust 273, Cl. 2, 12.009%, 8/1/26 5                                         612,431         130,526
Trust 2981, Cl. BS, 13.29%, 5/15/35 5                                    12,336,577         580,203
Trust 301, Cl. 2, 3.881%, 4/1/29 5                                        1,550,079         330,910
Trust 303, Cl. IO, (5.604)%, 11/1/29 5                                      195,767          46,569
Trust 319, Cl. 2, 9.972%, 2/1/32 5                                          645,548         148,507
Trust 321, Cl. 2, 7.648%, 4/1/32 5                                        3,949,398         908,109
Trust 322, Cl. 2, 12.549%, 4/1/32 5                                       4,925,469       1,101,025
Trust 324, Cl. 2, 4.63%, 7/1/32 5                                         3,142,450         699,193
Trust 329, Cl. 2, 8.357%, 1/1/33 5                                        3,251,252         754,935
Trust 331, Cl. 9, 3.77%, 2/1/33 5                                         7,345,836       1,791,328
Trust 334, Cl. 17, 16.937%, 2/1/33 5                                        318,440          73,747
Trust 340, Cl. 2, 7.032%, 9/1/33 5                                        4,232,787       1,020,826
Trust 342, Cl. 2, 9.01%, 9/1/33 5                                         3,094,017         703,063
Trust 344, Cl. 2, 5.66%, 12/1/33 5                                       23,967,044       5,434,955
Trust 346, Cl. 2, 11.437%, 12/1/33 5                                     10,063,913       2,325,400
Trust 362, Cl. 12, 5.435%, 8/1/35 5                                      10,735,444       2,266,478
Trust 362, Cl. 13, 5.442%, 8/1/35 5                                       5,957,189       1,260,584
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security:
Trust 1993-184, Cl. M, 5.673%, 9/25/23 6                                    801,170         651,303
Trust 340, Cl. 1, 5.532%, 9/1/33 6                                        4,232,787       3,093,344
                                                                                       ------------
                                                                                        808,510,418


                         28 | OPPENHEIMER CORE BOND FUND

                                                                               PRINCIPAL           VALUE
                                                                                  AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National Mortgage Assn.:
5.75%, 7/20/25-7/20/27 1                                                     $    28,089    $     28,447
7%, 7/15/09                                                                        9,838           9,985
8.50%, 8/15/17-12/15/17                                                          278,435         296,920
9%, 2/15/09-6/15/09                                                               10,613          10,958
10%, 11/15/09                                                                     15,988          16,722
10.50%, 12/15/17-5/15/21                                                          28,441          31,765
11%, 10/20/19                                                                     51,813          57,022
12%, 5/15/14                                                                         317             359
--------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.021)%, 1/16/27 5                                    1,752,117         118,221
Series 2002-15, Cl. SM, (8.249)%, 2/16/32 5                                    1,725,274         113,347
Series 2002-41, Cl. GS, 1.983%, 6/16/32 5                                      1,378,052         204,952
Series 2002-76, Cl. SY, (4.813)%, 12/16/26 5                                     851,092          59,497
Series 2004-11, Cl. SM, (7.87)%, 1/17/30 5                                       298,316          21,090
Series 2006-47, Cl. SA, 14.403%, 8/16/36 5                                    21,328,846       1,103,348
                                                                                            ------------
                                                                                               2,072,633

--------------------------------------------------------------------------------------------------------
NON-AGENCY--7.3%
--------------------------------------------------------------------------------------------------------
COMMERCIAL--6.0%
Asset Securitization Corp., Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 1.889%, 4/14/29 5              28,135,292         737,904
--------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A3, 7.267%, 11/13/29 1                                      800,000         812,140
--------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                         3,580,000       3,498,860
Series 2006-5, Cl. A2, 5.348%, 10/10/11                                        6,320,000       6,333,578
--------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                         2,063,882       2,091,981
--------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                         1,862,838       1,879,721
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1                                        207,312         206,964
--------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                208,400         201,889
--------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 6.676%, 6/22/24 5                 7,713,678         305,467
--------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WF1, Asset-Backed Pass-Through
Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36                         1,150,000       1,146,533
--------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                       5,664,885       5,654,573
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                        1,759,286       1,759,781


                         29 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL           VALUE
                                                                                     AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                        $    215,000    $    209,855
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                           1,850,000       1,816,597
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                           2,250,000       2,224,846
-----------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg
Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                  560,307         562,456
-----------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                                          2,000,000       1,948,263
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                          6,378,000       6,359,307
-----------------------------------------------------------------------------------------------------------
JP Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                              4,659,495       4,914,069
-----------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                           860,000         842,566
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                         3,566,000       3,514,136
-----------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                             2,700,000       2,675,663
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.983%, 2/18/30 5         10,218,546         191,704
-----------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., CMO, Series 2002-GE1, Cl. A,
2.514%, 7/26/24 3                                                                   202,901         126,813
-----------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                              2,621,812       2,610,275
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1                                           1,935,033       1,919,693
-----------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                       182,000         196,039
-----------------------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                           1,713,126       1,705,583
-----------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                            7,232,304       7,225,866
-----------------------------------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 4/25/08                                             6,791,499       6,779,314
-----------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                               7,519,371       7,507,710
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial
Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, (5.055)%, 5/18/32 5      193,685,578         482,200
-----------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2005-C17, Commercial Mtg.
Obligations, Series 2005-C17, Cl. A2, 4.782%, 3/15/42                             3,830,000       3,779,901
-----------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial
Asset-Backed Securities, Series 2006-C29, Cl. A2, 5.272%, 11/15/48                2,146,000       2,144,262


                         30 | OPPENHEIMER CORE BOND FUND

----------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL           VALUE
                                                                              AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
COMMERCIAL Continued
WAMU Mortgage Pass-Through Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%, 5/25/35 1                              $  1,307,060    $  1,304,341
                                                                                        ------------
                                                                                          85,670,850

----------------------------------------------------------------------------------------------------
OTHER--0.4%
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-C, Cl. A2, 4.24%, 3/15/08                          760,829         760,579
----------------------------------------------------------------------------------------------------
JP Morgan Mortgage Trust, CMO Pass-Through Certificates,
Series 2005-S2, Cl. 3A1, 6.712%, 2/25/32 1                                 2,575,615       2,600,750
----------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. B, 17.199%, 10/23/17 5               12,869           2,412
----------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 1.536%, 10/23/17 6                18,593          16,802
----------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.60%, 7/25/45 1                                1,626,947       1,631,164
                                                                                        ------------
                                                                                           5,011,707

----------------------------------------------------------------------------------------------------
RESIDENTIAL--0.9%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                    8,516,501       8,609,655
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                    4,328,281       4,402,107
                                                                                        ------------
                                                                                          13,011,762
                                                                                        ------------

Total Mortgage-Backed Obligations (Cost $916,915,455)                                    914,277,370

----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--3.5%
----------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.579%, 1/31/07 7                                  9,150,000       9,111,177
----------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                         565,000         556,842
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4%, 8/17/07 8                                                              1,025,000       1,017,301
4.125%, 7/12/10                                                            5,987,000       5,839,079
5%, 9/16/08 8                                                              1,495,000       1,494,185
5.25%, 7/18/11 8                                                           2,800,000       2,836,350
6.625%, 9/15/09 8                                                          3,435,000       3,579,754
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                1,275,000       1,272,682
5%, 10/15/11 8                                                             5,800,000       5,818,972
6%, 5/15/11 8,9                                                            6,400,000       6,670,272
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 8                                                           2,919,000       2,776,702
8.875%, 8/15/17 8                                                          3,464,000       4,634,995
STRIPS, 3.862%, 2/15/13 7,8                                                1,520,000       1,147,156
----------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.875%, 10/31/08 8                                     3,030,000       3,032,369
                                                                                        ------------

Total U.S. Government Obligations (Cost $50,378,270)                                      49,787,836


                         31 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--31.4%
---------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.6%
---------------------------------------------------------------------------------------------------
AUTOMOBILES--1.8%
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12        $ 5,125,000    $  5,446,040
---------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10 2                  11,505,000      12,248,603
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31 8                      4,210,000       4,847,398
---------------------------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 2                                                                3,070,000       3,050,613
                                                                                       ------------
                                                                                         25,592,654

---------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts., 9/1/09                7,245,000       7,522,469
---------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11 8                     4,735,000       5,101,963
---------------------------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts., 6/15/07 2                                5,630,000       5,654,012
---------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                               7,150,000       7,167,875
---------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec. Unsub. Nts., 10/15/07         1,525,000       1,546,461
---------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12 8                               3,523,000       3,855,592
                                                                                       ------------
                                                                                         30,848,372

---------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.0%
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15 8                 2,870,000       2,826,950
---------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                                           3,730,000       3,611,845
6.125% Nts., 1/15/14                                                      2,640,000       2,625,010
---------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14 8                 4,885,000       4,762,875
---------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                             3,605,000       3,335,526
---------------------------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09 8                            5,805,000       6,046,401
---------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                   5,888,000       5,801,370
                                                                                       ------------
                                                                                         29,009,977

---------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08                           738,000         715,132
---------------------------------------------------------------------------------------------------
MEDIA--3.2%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09        3,891,000       4,145,503
---------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                         5,130,000       5,335,703
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11 8                 4,150,000       4,036,688
---------------------------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts., 3/15/37 8                               7,770,000       7,799,977
---------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08                        5,725,000       5,717,844
---------------------------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts., 7/15/09 8                           2,015,000       2,111,365
---------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                         2,610,000       2,495,792


                         32 | OPPENHEIMER CORE BOND FUND

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------
MEDIA Continued
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33              $ 4,980,000    $  6,036,666
---------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08                                3,182,000       3,150,991
---------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                                           3,865,000       3,782,420
3.875% Sr. Unsec. Nts., 10/15/08                                          1,795,000       1,712,739
                                                                                       ------------
                                                                                         46,325,688

---------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08         3,165,000       3,217,723
---------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12                                    1,780,000       2,037,598
---------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                   2,515,000       2,553,054
                                                                                       ------------
                                                                                          7,808,375

---------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.7%
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                       4,230,000       4,260,003
9.445% Unsub. Nts., 12/15/08 1                                              530,000         566,053
---------------------------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec. Nts., 12/1/12 8                   5,720,000       5,789,715
                                                                                       ------------
                                                                                         10,615,771

---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.6%
---------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31 8                          4,960,000       5,056,021
---------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                          3,765,000       4,489,028
---------------------------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13 8                      5,745,000       5,690,210
---------------------------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts., 5/31/09 3,10,11                         476,601              --
---------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11 8                            9,304,000       9,634,283
                                                                                       ------------
                                                                                         24,869,542

---------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp., 4.375% Unsec. Nts., 12/15/08                    2,070,000       2,027,304
---------------------------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts., 4/15/09                                2,275,000       2,314,942
---------------------------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds, 12/1/08 2                                   970,000         987,743
---------------------------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec. Nts., 6/15/08                                2,695,000       2,590,421
                                                                                       ------------
                                                                                          7,920,410

---------------------------------------------------------------------------------------------------
TOBACCO--0.3%
R.J. Reynolds Tobacco Holdings, Inc., 6.50% Unsec. Nts., 6/1/07             195,000         196,237
---------------------------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr. Sec. Nts., 6/1/07                      3,743,000       3,766,742
                                                                                       ------------
                                                                                          3,962,979


                         33 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL           VALUE
                                                                                          AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
ENERGY--3.8%
----------------------------------------------------------------------------------------------------------------
OIL & GAS--3.8%
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 8                                                      $ 1,170,000    $  1,186,088
7.625% Sr. Unsec. Nts., 9/1/08                                                         4,415,000       4,569,525
----------------------------------------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95% Sr. Unsec. Nts., Series B, 6/1/33                   1,710,000       1,583,811
----------------------------------------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                                                   1,240,000       1,236,240
6.625% Sr. Nts., 10/15/36                                                              2,745,000       2,835,758
----------------------------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11                 6,050,000       6,457,619
----------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                                         1,245,000       1,250,293
7.75% Sr. Unsec. Nts., 2/15/12                                                           620,000         676,433
----------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33                       5,450,000       5,928,412
----------------------------------------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11                                        950,000         999,649
----------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09                  6,520,000       6,849,260
----------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 2                   4,816,000       4,742,570
----------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 2                1,342,989       1,259,555
----------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                                                    3,060,000       3,064,134
7.625% Sr. Unsec. Nts., 2/15/12                                                        1,010,000       1,087,130
----------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                    4,723,000       4,763,901
----------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. Credit Linked Certificate Trust (The), 6.75% Nts., 4/15/09 3       5,975,000       6,109,438
                                                                                                    ------------
                                                                                                      54,599,816

----------------------------------------------------------------------------------------------------------------
FINANCIALS--7.4%
----------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                          6,505,000       6,606,049
----------------------------------------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts., 4/1/14                                                6,330,000       6,061,399
                                                                                                    ------------
                                                                                                      12,667,448

----------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.1%
Barclays Bank plc, 6.278% Perpetual Bonds 12                                           6,720,000       6,612,950
----------------------------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 2,12                                   6,800,000       6,776,350
----------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 1                                 9,800,000       9,865,366
----------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09                                       6,799,000       6,659,437
                                                                                                    ------------
                                                                                                      29,914,103

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13                                                6,055,000       6,017,102
----------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts., 8/25/36                                             2,590,000       2,706,361
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub. Nts., 10/1/15 8                                       6,010,000       5,907,932
                                                                                                    ------------
                                                                                                      14,631,395


                         34 | OPPENHEIMER CORE BOND FUND

                                                                            PRINCIPAL           VALUE
                                                                               AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------
INSURANCE--1.9%
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                                           $ 3,967,000    $  3,624,727
7.125% Sr. Unsec. Nts., 6/15/09                                             3,370,000       3,484,401
-----------------------------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                           6,755,000       6,451,619
-----------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 2                 4,675,000       5,730,101
-----------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25                     5,635,000       7,093,000
                                                                                         ------------
                                                                                           26,383,848

-----------------------------------------------------------------------------------------------------
REAL ESTATE--1.5%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                 8,030,000       8,854,866
-----------------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                        6,920,000       6,737,450
-----------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                   6,365,000       6,361,474
                                                                                         ------------
                                                                                           21,953,790

-----------------------------------------------------------------------------------------------------
HEALTH CARE--0.4%
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.4%
HCA, Inc., 8.75% Sr. Nts., 9/1/10                                           6,050,000       6,322,250
-----------------------------------------------------------------------------------------------------
INDUSTRIALS--0.4%
-----------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
BAE Systems Holdings, Inc., 5.20% Nts., 8/15/15 2                           6,640,000       6,335,636
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.0%
Waste Management, Inc., 7.125% Sr. Unsec. Nts., 10/1/07                         5,000           5,047
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.5%
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.0%
Loral Skynet Corp., 14% Sr. Sec. Nts., 11/21/15 3,11                           34,000          39,185
-----------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts., 1/15/07 10         200,000               2
                                                                                         ------------
                                                                                               39,187

-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                             645,000         661,864
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                 6,285,000       6,819,225
-----------------------------------------------------------------------------------------------------
MATERIALS--0.4%
-----------------------------------------------------------------------------------------------------
CHEMICALS--0.0%
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                85,000         111,263
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
MeadWestvaco Corp., 6.85% Unsec. Unsub. Nts., 4/1/12 8                      5,550,000       5,822,294
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.4%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
Qwest Corp., 5.625% Unsec. Nts., 11/15/08                                     729,000         733,556
-----------------------------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                3,080,000       3,000,792
4% Unsec. Unsub. Nts., 1/15/10                                              3,450,000       3,296,682


                         35 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           PRINCIPAL           VALUE
                                                                              AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                      $  6,346,000    $  6,263,267
----------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                               6,070,000       6,643,961
                                                                                        ------------
                                                                                          19,938,258

----------------------------------------------------------------------------------------------------
UTILITIES--3.9%
----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%
FirstEnergy Corp., 7.375% Sr. Unsub. Nts., Series C, 11/15/31              2,362,000       2,698,108
----------------------------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50% Sr. Sec. Nts., 7/15/08                  5,435,000       6,019,263
----------------------------------------------------------------------------------------------------
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10                4,312,000       4,520,343
----------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                        5,640,000       5,857,777
                                                                                        ------------
                                                                                          19,095,491

----------------------------------------------------------------------------------------------------
ENERGY TRADERS--0.3%
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 1                 1,535,000       1,600,238
----------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08                                       3,015,000       3,034,851
                                                                                        ------------
                                                                                           4,635,089

----------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%
ONEOK Partners LP, 6.65% Nts., 10/1/36 8                                   3,250,000       3,335,092
----------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.0%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                 9,602,000      10,125,002
----------------------------------------------------------------------------------------------------
Duke Energy Field Services Corp., 6.875% Sr. Unsec. Nts., 2/1/11           4,877,000       5,104,146
----------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10 8                 8,510,000       9,188,775
----------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                4,170,000       4,162,128
                                                                                        ------------
                                                                                          28,580,051
                                                                                        ------------

Total Corporate Bonds and Notes (Cost $444,671,912)                                      449,520,047


                                                                              SHARES
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
Loral Skynet Corp., 12% Cum., Series A, Non-Vtg. 3,11 (Cost $57,372)             304          62,928
----------------------------------------------------------------------------------------------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp.                                                          181           5,258
----------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. 13                                           2,155          87,752
                                                                                        ------------

Total Common Stocks (Cost $64,591)                                                            93,010


                                                                               UNITS
----------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 3,13                                 50              --
----------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 3,13                                      1,063              --


                         36 | OPPENHEIMER CORE BOND FUND

                                                                                                            VALUE
                                                                                        UNITS          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08 3,13                                 150     $            --
------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 13                                             2,028                 507
                                                                                                  ----------------
Total Rights, Warrants and Certificates (Cost $21,515)                                                        507


                                                                                       SHARES
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND--4.7%
------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% 14,15
(Cost $67,486,873)                                                                 67,486,873          67,486,873

------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $1,590,510,117)                                       1,590,925,925


                                                                                    PRINCIPAL
                                                                                       AMOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--4.3% 16
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTES--0.4%
Trust Money Market Securities, Series A-2, 5.43%, 1/16/07                     $     2,000,000           2,000,000
------------------------------------------------------------------------------------------------------------------
Whitehawk CDO Funding Corp., 5.41%, 3/15/07                                         3,000,000           3,000,000
                                                                                                  ----------------
                                                                                                        5,000,000

------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENT/GUARANTEED INVESTMENT CONTRACT--0.2%
Protective Life Insurance Co., 5.5%, 1/29/07                                        2,000,000           2,000,000
------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.4%
Undivided interest of 1.19% in joint repurchase agreement (Principal
Amount/Value $4,100,000,000, with a maturity value of $4,102,437,222)
with Nomura Securities, 5.35%, dated 12/29/06, to be repurchased at
$48,984,626 on 1/2/07, collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a value of $4,182,000,000                       48,955,525          48,955,525
------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--0.2%
Five Finance, Inc., 5.38%, 1/2/07                                                   2,999,639           2,999,639
------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT FLOATING NOTE--0.1%
Natexis Banques Populaires NY, 5.34%, 1/2/07                                        2,000,000           2,000,000
                                                                                                  ----------------
Total Investments Purchased with Cash Collateral from Securities Loaned
(Cost $60,955,164)                                                                                     60,955,164

TOTAL INVESTMENTS, AT VALUE (COST $1,651,465,281)                                       115.6%      1,651,881,089
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (15.6)       (222,655,595)
                                                                                   -------------------------------
NET ASSETS                                                                              100.0%    $ 1,429,225,494
                                                                                   ===============================


                         37 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $51,178,138 or 3.58% of the Fund's net assets as of December 31, 2006.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $9,401,094, which represents 0.66% of the Fund's net assets. See
Note 7 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $40,985,410 or 2.87% of the Fund's net assets as of December 31, 2006.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $4,051,321 or 0.28% of the Fund's net assets as of December 31, 2006.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Partial or fully-loaned security. See Note 8 of accompanying Notes.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $4,205,398. See Note 5 of accompanying Notes.

10. Issuer is in default. Non-income producing security. See Note 1 of accompanying Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Non-income producing security.

14. Rate shown is the 7-day yield as of December 31, 2006.

15. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES        GROSS              GROSS                     SHARES
                                                DECEMBER 31, 2005    ADDITIONS         REDUCTIONS          DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.25%*                              --   207,893,923        140,407,050                 67,486,873


                                                                                            VALUE                   DIVIDEND
                                                                                       SEE NOTE 1                     INCOME
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                          $  67,486,873               $    529,137

* The money market fund and the Fund are affiliated by having the same investment advisor.

16. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         38 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,583,978,408)                                      $ 1,584,394,216
Affiliated companies (cost $67,486,873)                                                67,486,873
                                                                                  ----------------
                                                                                    1,651,881,089
--------------------------------------------------------------------------------------------------
Cash                                                                                    1,155,660
--------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                               1,392,576
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                          24,059,134
Interest                                                                               13,411,480
Shares of beneficial interest sold                                                      3,441,923
Futures margins                                                                            11,740
Other                                                                                      28,196
                                                                                  ----------------
Total assets                                                                        1,695,381,798

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                             60,955,164
--------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                               1,164,703
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $198,622,970 purchased on a when-issued basis
or forward commitment)                                                                200,658,353
Shares of beneficial interest redeemed                                                  2,436,303
Distribution and service plan fees                                                        582,079
Transfer and shareholder servicing agent fees                                             206,981
Shareholder communications                                                                 93,017
Trustees' compensation                                                                     18,500
Dividends                                                                                      63
Other                                                                                      41,141
                                                                                  ----------------
Total liabilities                                                                     266,156,304

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 1,429,225,494
                                                                                  ================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                        $       139,765
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,441,111,833
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                          (365,803)
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (11,531,752)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (128,549)
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 1,429,225,494
                                                                                  ================


                         39 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$670,012,280 and 65,496,665 shares of beneficial interest outstanding)                             $10.23
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)    $10.74
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $116,230,222 and
11,365,935 shares of beneficial interest outstanding)                                              $10.23
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,440,095 and
14,598,997 shares of beneficial interest outstanding)                                              $10.24
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,231,615 and
5,694,452 shares of beneficial interest outstanding)                                               $10.23
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$435,311,282 and 42,609,260 shares of beneficial interest outstanding)                             $10.22
----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         40 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $ 63,141,334
--------------------------------------------------------------------------------
Fee income                                                            1,160,583
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                    4,443
Affiliated companies                                                    529,137
--------------------------------------------------------------------------------
Portfolio lending fees                                                  122,608
--------------------------------------------------------------------------------
Other income                                                             30,020
                                                                   -------------
Total investment income                                              64,988,125

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       5,649,818
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,357,304
Class B                                                               1,181,684
Class C                                                               1,264,509
Class N                                                                 233,059
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,139,894
Class B                                                                 372,293
Class C                                                                 302,806
Class N                                                                 160,102
Class Y                                                                 195,589
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 131,276
Class B                                                                  54,442
Class C                                                                  34,734
Class N                                                                   5,656
--------------------------------------------------------------------------------
Trustees' compensation                                                   19,636
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 521
--------------------------------------------------------------------------------
Other                                                                    66,373
                                                                   -------------
Total expenses                                                       12,171,196
Less reduction to custodian expenses                                       (521)
Less waivers and reimbursements of expenses                            (806,351)
                                                                   -------------
Net expenses                                                         11,364,324

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                53,623,801


                         41 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                        $ (5,165,111)
Closing and expiration of futures contracts                           3,329,652
Foreign currency transactions                                            27,167
Swap contracts                                                          772,956
                                                                   -------------
Net realized loss                                                    (1,035,336)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                           7,767,924
Futures contracts                                                    (1,903,422)
Swap contracts                                                          183,892
                                                                   -------------
Net change in unrealized depreciation                                 6,048,394

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 58,636,859
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         42 | OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31,                                                   2006              2005
-------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------
Net investment income                                          $    53,623,801     $  30,338,495
-------------------------------------------------------------------------------------------------
Net realized loss                                                   (1,035,336)       (3,146,837)
-------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                6,048,394       (11,650,764)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                58,636,859        15,540,894
                                                               ----------------------------------

-------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (27,534,042)      (18,178,321)
Class B                                                             (4,835,065)       (4,744,426)
Class C                                                             (5,213,068)       (3,359,283)
Class N                                                             (2,161,598)       (1,226,750)
Class Y                                                            (16,289,181)       (4,277,387)
                                                               ----------------------------------
                                                                   (56,032,954)      (31,786,167)

-------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                            180,785,033       153,603,323
Class B                                                             (8,537,515)      (20,719,422)
Class C                                                             40,154,490        26,483,304
Class N                                                             22,271,562        10,895,909
Class Y                                                            261,623,548       135,190,630
                                                               ----------------------------------

                                                                   496,297,118       305,453,744

-------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------
Total increase                                                     498,901,023       289,208,471
-------------------------------------------------------------------------------------------------
Beginning of period                                                930,324,471       641,116,000
                                                               ----------------------------------

End of period (including accumulated net investment loss of
$365,803 and $86,008, respectively)                            $ 1,429,225,494     $ 930,324,471
                                                               ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         43 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.24         $  10.44         $  10.38         $  10.14      $   9.74
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47 1            .42 1            .38 1            .35           .54
Net realized and unrealized gain (loss)                 .01             (.18)             .12              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .48              .24              .50              .59           .94
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.49)            (.44)            (.44)            (.35)         (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.24         $  10.44         $  10.38      $  10.14
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.84%            2.35%            4.90%            5.87%        10.06%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $670,012         $488,889         $344,205         $382,966      $356,480
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $566,159         $423,182         $353,046         $382,420      $316,279
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.66%            4.12%            3.63%            3.39%         5.47%
Total expenses                                         0.96% 4          1.06%            1.10%            1.10%         1.10%
Expenses after payments and waivers and
reduction to custodian expenses                        0.90%            0.90%            0.93%            1.10%         1.10%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2006                 0.96%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS     SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended December 31, 2006             $2,924,444,249        $2,991,206,014
Year Ended December 31, 2005              3,609,072,810         3,584,424,906
Year Ended December 31, 2004              3,447,306,025         3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         44 | OPPENHEIMER CORE BOND FUND

CLASS B  YEAR ENDED DECEMBER 31,                       2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.23         $  10.44         $  10.37         $  10.13      $   9.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40 1            .35 1            .30 1            .27           .47
Net realized and unrealized gain (loss)                 .01             (.20)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .41              .15              .43              .51           .87
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.41)            (.36)            (.36)            (.27)         (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.23         $  10.44         $  10.37      $  10.13
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.17%            1.50%            4.21%            5.05%         9.26%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $116,230         $125,069         $148,445         $197,774      $217,789
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $118,240         $135,296         $167,685         $216,853      $187,343
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  3.92%            3.37%            2.86%            2.61%         4.68%
Total expenses                                         1.86% 4          1.91%            1.91%            1.87%         1.85%
Expenses after payments and waivers and
reduction to custodian expenses                        1.65%            1.65%            1.69%            1.87%         1.85%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006    1.86%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                 PURCHASE TRANSACTIONS        SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2006            $2,924,444,249           $2,991,206,014
Year Ended December 31, 2005             3,609,072,810            3,584,424,906
Year Ended December 31, 2004             3,447,306,025            3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         45 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS C   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period               $  10.24         $  10.45         $  10.39         $  10.14      $   9.74
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40 1            .35 1            .30 1            .27           .47
Net realized and unrealized gain (loss)                 .01             (.20)             .12              .25           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .41              .15              .42              .52           .87
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.41)            (.36)            (.36)            (.27)         (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.24         $  10.24         $  10.45         $  10.39      $  10.14
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.16%            1.49%            4.12%            5.18%         9.26%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $149,440         $109,207         $ 84,696         $ 90,583      $ 90,800
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $126,593         $ 94,742         $ 86,020         $ 96,361      $ 75,531
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  3.92%            3.37%            2.87%            2.64%         4.61%
Total expenses                                         1.76% 4          1.86%            1.87%            1.84%         1.83%
Expenses after payments and waivers and
reduction to custodian expenses                        1.65%            1.65%            1.68%            1.84%         1.83%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006      1.76%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2006              $2,924,444,249         $2,991,206,014
Year Ended December 31, 2005               3,609,072,810          3,584,424,906
Year Ended December 31, 2004               3,447,306,025          3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         46 | OPPENHEIMER CORE BOND FUND

CLASS N  YEAR ENDED DECEMBER 31,                       2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.23         $  10.44         $  10.37         $  10.13      $   9.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .45 1            .40 1            .35 1            .31           .51
Net realized and unrealized gain (loss)                 .01             (.19)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .46              .21              .48              .55           .91
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.46)            (.42)            (.41)            (.31)         (.51)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.23         $  10.44         $  10.37      $  10.13
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.68%            1.99%            4.71%            5.51%         9.73%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 58,232         $ 35,836         $ 25,580         $ 17,732      $ 11,302
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 46,672         $ 30,274         $ 21,411         $ 15,338      $  7,071
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.42%            3.87%            3.38%            3.03%         4.76%
Total expenses                                         1.35% 4          1.47%            1.51%            1.50%         1.44%
Expenses after payments and waivers and
reduction to custodian expenses                        1.15%            1.15%            1.20%            1.44%         1.44%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006    1.35%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                 PURCHASE TRANSACTIONS      SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended December 31, 2006            $2,924,444,249         $2,991,206,014
Year Ended December 31, 2005             3,609,072,810          3,584,424,906
Year Ended December 31, 2004             3,447,306,025          3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         47 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.22         $  10.43         $  10.36         $  10.12      $   9.72
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .51 1            .45 1            .41 1            .39           .59
Net realized and unrealized gain (loss)                 .01             (.19)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .52              .26              .54              .63           .99
-----------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)            (.47)            (.47)            (.39)         (.59)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.22         $  10.22         $  10.43         $  10.36      $  10.12
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     5.29%            2.50%            5.30%            6.35%        10.58%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $435,311         $171,323         $ 38,190         $ 43,215      $ 24,358
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $309,558         $ 91,172         $ 45,333         $ 38,398      $ 10,243
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  5.03%            4.39%            3.92%            3.80%         5.53%
Total expenses                                         0.55% 4          0.76%            0.64%            0.63%         0.63%
Expenses after payments and waivers and
reduction to custodian expenses                        0.55%            0.65%            0.64%            0.63%         0.63%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006   0.55%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS     SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended December 31, 2006              $2,924,444,249        $2,991,206,014
Year Ended December 31, 2005               3,609,072,810         3,584,424,906
Year Ended December 31, 2004               3,447,306,025         3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         48 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Core Bond Fund (the Fund), is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session


                         49 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $198,622,970 of securities issued on a when-issued basis or forward commitment and sold $24,059,134 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.


                         50 | OPPENHEIMER CORE BOND FUND

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $2, representing less than 0.01% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the


                         51 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
  UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED     OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                  LOSS    FOR FEDERAL INCOME
  INCOME                    GAIN    CARRYFORWARD 1,2,3          TAX PURPOSES
  --------------------------------------------------------------------------
  $17,684                 $   --           $12,437,027              $751,154

1. As of December 31, 2006, the Fund had $12,437,027 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   -------------------------------------
                   2010                      $ 2,007,359
                   2013                        5,244,089
                   2014                        5,185,579
                                             -----------
                   Total                     $12,437,027
                                             ===========

2. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.


                         52 | OPPENHEIMER CORE BOND FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                      REDUCTION TO              INCREASE TO
                                       ACCUMULATED              ACCUMULATED
    REDUCTION TO                    NET INVESTMENT        NET REALIZED LOSS
    PAID-IN CAPITAL                           LOSS           ON INVESTMENTS
    -----------------------------------------------------------------------
    $92,946                             $2,129,358               $2,036,412

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                           YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 2006       DECEMBER 31, 2005
    -------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                       $56,032,954             $31,786,167

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities           $ 1,651,997,170
           Federal tax cost of other investments       (152,113,580)
                                                    ----------------
           Total federal tax cost                   $ 1,499,883,590
                                                    ================

           Gross unrealized appreciation            $    14,760,236
           Gross unrealized depreciation                (14,009,082)
                                                    ----------------
           Net unrealized appreciation              $       751,154
                                                    ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of


                        53 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                        54 | OPPENHEIMER CORE BOND FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED DECEMBER 31, 2006       YEAR ENDED DECEMBER 31, 2005
                                   SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                           24,694,647     $ 251,126,785        22,484,859     $ 233,172,087
Dividends and/or
distributions reinvested        2,187,400        22,195,864         1,468,476        15,183,663
Acquisition-Note 11             4,211,155        42,659,003                --                --
Redeemed                      (13,362,338)     (135,196,619)       (9,157,866)      (94,752,427)
                             -------------------------------------------------------------------
Net increase                   17,730,864     $ 180,785,033        14,795,469     $ 153,603,323
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                            2,765,817     $  28,133,557         2,411,315     $  24,979,660
Dividends and/or
distributions reinvested          404,022         4,097,199           379,150         3,922,040
Acquisition-Note 11               481,162         4,874,168                --                --
Redeemed                       (4,509,251)      (45,642,439)       (4,791,597)      (49,621,122)
                             -------------------------------------------------------------------
Net decrease                     (858,250)    $  (8,537,515)       (2,001,132)    $ (20,719,422)
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                            5,956,040     $  60,599,966         4,590,226     $  47,533,624
Dividends and/or
distributions reinvested          429,623         4,363,414           273,806         2,832,425
Acquisition-Note 11               862,709         8,747,866                --                --
Redeemed                       (3,312,539)      (33,556,756)       (2,308,506)      (23,882,745)
                             -------------------------------------------------------------------
Net increase                    3,935,833     $  40,154,490         2,555,526     $  26,483,304
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                            3,137,184     $  31,843,965         2,021,843     $  20,942,281
Dividends and/or
distributions reinvested          171,486         1,739,889           103,371         1,068,388
Acquisition-Note 11               315,811         3,199,167                --                --
Redeemed                       (1,432,560)      (14,511,459)       (1,073,761)      (11,114,760)
                             -------------------------------------------------------------------
Net increase                    2,191,921     $  22,271,562         1,051,453     $  10,895,909
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                           28,523,591     $ 288,469,512        13,663,394     $ 141,043,009
Dividends and/or
distributions reinvested        1,606,546        16,289,132           415,195         4,276,823
Redeemed                       (4,282,356)      (43,135,096)         (980,307)      (10,129,202)
                             -------------------------------------------------------------------
Net increase                   25,847,781     $ 261,623,548        13,098,282     $ 135,190,630
                             ===================================================================


                         55 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                                             PURCHASES               SALES
-------------------------------------------------------------------------------------------
Investment securities                                   $1,296,083,586      $  839,471,548
U.S. government and government agency obligations          198,081,292         232,712,822
To Be Announced (TBA) mortgage-related securities        2,924,444,249       2,991,206,014

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

FEE SCHEDULE EFFECTIVE MARCH 27, 2006     FEE SCHEDULE JAN. 1, 2006 TO MARCH 26, 2006
-------------------------------------     -------------------------------------------
Up to $1 billion                0.50%     Up to $200 million                    0.60%
Over $1 billion                 0.35      Next $200 million                     0.57
                                          Next $200 million                     0.54
                                          Next $200 million                     0.51
                                          Next $200 million                     0.45
                                          Over $1 billion                       0.35

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $2,139,878 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                         56 | OPPENHEIMER CORE BOND FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2006 for Class B, Class C and Class N shares were $2,540,981, $2,472,256 and $889,782, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                                  CLASS A            CLASS B            CLASS C          CLASS N
                              CLASS A          CONTINGENT         CONTINGENT         CONTINGENT       CONTINGENT
                            FRONT-END            DEFERRED           DEFERRED           DEFERRED         DEFERRED
                        SALES CHARGES       SALES CHARGES      SALES CHARGES      SALES CHARGES    SALES CHARGES
                          RETAINED BY         RETAINED BY        RETAINED BY        RETAINED BY      RETAINED BY
YEAR ENDED                DISTRIBUTOR         DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR      DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
December 31, 2006            $578,248              $7,802           $332,533            $16,575           $5,807
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective March 1, 2004, the Manager has voluntarily undertaken to limit the "Total Expenses" for all classes of shares so that total expenses as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended December 31, 2006, the Manager reimbursed the Fund $321,367, $244,417, $137,135, $86,001 and $1,917 for Class
A, Class B, Class C, Class N and Class Y, respectively. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended December 31, 2006, OFS waived $5,431 for Class N shares. This undertaking may be amended or withdrawn at any time.

                         57 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $10,083 for IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                         58 | OPPENHEIMER CORE BOND FUND

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                                   UNREALIZED
                                 EXPIRATION       NUMBER OF             VALUATION AS OF          APPRECIATION
CONTRACT DESCRIPTION                  DATES       CONTRACTS           DECEMBER 31, 2006        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                     3/21/07           1,397                $155,678,188           $(2,237,942)
U.S. Treasury Nts., 10 yr           3/21/07             113                  12,143,969              (172,685)
                                                                                                  ------------
                                                                                                   (2,410,627)
                                                                                                  ------------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.        3/8/07             179                  27,416,501               678,823
U.S. Treasury Nts., 2 yr            3/30/07           1,118                 228,106,938               605,262
U.S. Treasury Nts., 5 yr            3/30/07             607                  63,772,938               371,287
                                                                                                  ------------
                                                                                                    1,655,372
                                                                                                  ------------
                                                                                                  $  (755,255)
                                                                                                  ============

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counter-party in exchange for receipt of the notional amount from the counterparty. The


                         59 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                             NOTIONAL        ANNUAL
                                                               AMOUNT      INTEREST
                                                      RECEIVED BY THE          RATE
                                    REFERENCED DEBT         FUND UPON       PAID BY    TERMINATION       UNREALIZED
COUNTERPARTY                             OBLIGATION      CREDIT EVENT      THE FUND          DATES     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:

                              J.C. Penney Co., Inc.        $2,065,000         0.580%       3/20/12     $      3,481
                                   Weyerhaeuser Co.         5,950,000         0.580        9/20/11           38,876
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                            Arrow Electronics, Inc.         5,950,000         0.790        9/20/11          106,516
                            Arrow Electronics, Inc.         2,950,000         0.770        9/20/11           50,303
                                         Belo Corp.         3,100,000         0.650        6/20/11           21,278
                                         Belo Corp.         1,730,000         0.670        6/20/11           13,272
                                         Belo Corp.         3,440,000         0.675        6/20/11           27,085
                                     Ford Motor Co.         3,065,000         5.300       12/20/08          170,541
                                     Ford Motor Co.         6,445,000         5.400       12/20/08          370,761
                               General Motors Corp.         3,250,000         4.000       12/20/08          133,981
                               General Motors Corp.         3,440,000         3.950       12/20/08          138,552
                            International Paper Co.         6,600,000         0.409       12/20/11           20,984
                                                                                                       -------------
                                                                                                          1,095,630
                                                                                                       =============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services,

                         60 | OPPENHEIMER CORE BOND FUND
brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                        NOTIONAL            ANNUAL
                                                          AMOUNT          INTEREST
                                                     PAID BY THE              RATE                    UNREALIZED
                                REFERENCED DEBT        FUND UPON       RECEIVED BY  TERMINATION     APPRECIATION
COUNTERPARTY                         OBLIGATION     CREDIT EVENT          THE FUND        DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                       Abitibi-Consolidated Co.
                                      of Canada   $    4,860,000             1.52%      9/20/07    $      20,044
               Allied Waste North America, Inc.        1,830,000             2.00       9/20/09           49,761
               Allied Waste North America, Inc.        3,020,000             2.00       9/20/09           82,119
                               Bombardier, Inc.        1,550,000             0.90       9/20/07            5,705
                              Eastman Kodak Co.        4,550,000             1.00      12/20/08           25,665
                General Motors Acceptance Corp.        2,480,000             2.30       6/20/07           24,306
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                             ArvinMeritor, Inc.        1,720,000             1.05       9/20/07            5,159
                             ArvinMeritor, Inc.        1,410,000             1.10       9/20/07            4,767
                             ArvinMeritor, Inc.          185,000             1.20       9/20/07              767
                               Bombardier, Inc.        1,720,000             1.00       9/20/07            9,143
                               Bombardier, Inc.        1,715,000             1.05       9/20/07            9,773
                                CDX.NA.IG HVOL7       17,000,000             0.75      12/20/11          (28,810)
                                 Ford Motor Co.        3,065,000             7.05      12/20/16          178,637
                                 Ford Motor Co.        6,445,000             7.15      12/20/16          409,692
                           General Motors Corp.        3,250,000             5.80      12/20/16          256,186
                           General Motors Corp.        3,440,000             5.75      12/20/16          261,180
                General Motors Acceptance Corp.        3,380,000             3.15       6/20/07           46,345
                                  Hyundai Motor
                      Manufacturing Alabama LLC        2,500,000             0.40       6/20/07            3,327
                          J.C. Penney Co., Inc.        5,950,000             0.61       6/20/13          (40,263)
                                                                                                   --------------
                                                                                                   $   1,323,503
                                                                                                   ==============

7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.


                         61 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $60,969,735, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $60,955,164 was received for the loans, all of which was subsequently invested in approved instruments. In addition, collateral of $1,200,515 was also received in the form of securities.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will


                         62 | OPPENHEIMER CORE BOND FUND
materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
11. ACQUISITION OF OPPENHEIMER TOTAL RETURN BOND FUND

On March 23, 2006, the Fund acquired all of the net assets of Oppenheimer Total Return Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Total Return Bond Fund shareholders on March 15, 2006. The Fund issued (at an exchange ratio of 0.964160 for Class A, 0.964242 for Class B,
0.962906 for Class C and 0.964275 for Class N of the Fund to one share of Oppenheimer Total Return Bond Fund), 4,211,155; 481,162; 862,709 and 315,811
shares of beneficial interest for Class A, Class B, Class C and Class N, respectively, valued at $42,659,003, $4,874,168, $8,747,866 and $3,199,167 in
exchange for the net assets, resulting in combined Class A net assets of $549,554,571, Class B net assets of $124,605,847, Class C net assets of $122,287,022 and Class N net assets of $43,300,947 on March 23, 2006. The net assets acquired included net unrealized depreciation of $949,524 and an unused capital loss carryforward of $759,669, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                         63 | OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CORE BOND FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (the "Fund"), a series of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 8, 2007


                         64 | OPPENHEIMER CORE BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 0.01% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $4,450 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2006, $53,413,431 or 95.33% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         65 | OPPENHEIMER CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's web-site at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         66 | OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                         67 | OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Fixed Income investment team and analysts. Mr. Manioudakis has been a portfolio manager of the Fund since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other intermediate investment-grade debt funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund's one-year, three-year and five-year performance were better than its peer group median and its ten-year performance was equal to its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other intermediate investment-grade debt funds and other funds with comparable asset levels and distribution features. The Board noted that the Manager has voluntarily undertaken to limit the "Total Annual Operating Expenses" for all classes of shares so that


                        68 | OPPENHEIMER CORE BOND FUND

"Total Annual Operating Expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. After all waivers, the actual "Other Expenses" and "Total Annual Operating Expenses" for each class as a percentage of average daily net assets were 0.10% and 0.90% for Class A shares, 0.10% and 1.65% for Class B shares, 0.10% and 1.65% for Class C shares, 0.10% and 1.15% for the Class N shares, and 0.10% and 0.65% for Class Y. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         69 | OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board              private mortgage banking companies: Cherry Creek Mortgage Company (since
of Trustees (since 2003),          1991), Centennial State Mortgage Company (since 1994), and The El Paso
Trustee (since 1999)               Mortgage Company (since 1993); Chairman of the following private companies:
Age: 69                            Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984);
                                   Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former
                                   Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-
                                   2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and
                                   Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                                   Corporation (computer equipment company) (1991-2003) and International
                                   Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-
                                   January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)               equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 75                            Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                   & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                   (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                   Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                   1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                   Asset Management (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 2001)               (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 70                            Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director
                                   of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                   Manager (September 1987-April 1999). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical
Trustee (since 2001)               site) (since June 2000); Director of Genetic ID, Inc. (biotech company) (March
Age: 68                            2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm)
                                   (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment
                                   Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                   Oversees 37 portfolios in the OppenheimerFunds complex.


                         70 | OPPENHEIMER CORE BOND FUND

JON S. FOSSEL,                           Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)                     Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 65                                  Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                         Mountain Elk Foundation (non-profit organization) (February 1998-February
                                         2003 and since February 2005); Chairman and Director (until October 1996) and
                                         President and Chief Executive Officer (until October 1995) of the Manager;
                                         President, Chief Executive Officer and Director of the following: Oppenheimer
                                         Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders
                                         Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees
                                         37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                            Director of Colorado UpLIFT (charitable organization) (since September 1984).
Trustee (since 1996)                     Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 66                                  affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,                     Trustee of Monterey Institute for International Studies (educational
Trustee (since 2002)                     organization) (since February 2000); Board Member of Middlebury College (educational
Age: 60                                  organization) (since December 2005); Director of The California Endowment
                                         (philanthropic organization) (since April 2002); Director (February 2002-2005)
                                         and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                         Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of
                                         American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000);
                                         Member of the investment committees of The Rockefeller Foundation (since
                                         2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First
                                         Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
                                         Trustee of MassMutual Institutional Funds (investment company) (1996-June
                                         2004); Trustee of MML Series Investment Fund (investment company) (April
                                         1989-June 2004); Member of the investment committee of Hartford Hospital
                                         (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                         Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                        Director of Jones International University (educational organization) (since
Trustee (since 2002)                     August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                                  State Bank (commercial banking) (since August 2003); Director of Colorado
                                         UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                         Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                         Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                         Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July
                                         2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                         February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,                Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2001)                     (investment company) (since 1996) and MML Series Investment Fund (invest-
Age: 64                                  ment company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                         January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                         (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                         Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999).
                                         Oversees 39 portfolios in the OppenheimerFunds complex.


                         71 | OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                       THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR,
AND OFFICER                              NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM,
                                         OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL
                                         TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                         TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                          Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and                   (since September 2000) of the Manager; President and director or trustee of other
Principal Executive Officer              Oppenheimer funds; President and Director of OAC and of Oppenheimer
(since 2001)                             Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
Age: 57                                  July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                         Manager) (since November 2001); Chairman and Director of Shareholder Services,
                                         Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                         Manager) (since July 2001); President and Director of OppenheimerFunds Legacy
                                         Program (charitable trust program established by the Manager) (since July 2001);
                                         Director of the following investment advisory subsidiaries of the Manager: OFI
                                         Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                         Trinity Investment Management Corporation and Tremont Capital Management,
                                         Inc. (since November 2001), HarbourView Asset Management Corporation and
                                         OFI Private Investments, Inc. (since July 2001); President (since November 2001)
                                         and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                         Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                         parent company) (since February 1997); Director of DLB Acquisition Corporation
                                         (holding company parent of Babson Capital Management LLC) (since June 1995);
                                         Member of the Investment Company Institute's Board of Governors (since
                                         October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                         2001); President and Trustee of MML Series Investment Fund and MassMutual
                                         Select Funds (open-end investment companies) (November 1999-November
                                         2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                                         President, Chief Executive Officer and Director of MML Bay State Life Insurance
                                         Company (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                         Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                         1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
THE FUND                                 GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                         YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                         IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS,
                                         BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MA 02210.
                                         EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                         DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,                   Senior Vice President of the Manager (since April 2002) of HarbourView Asset
Vice President and                       Management Corporation (since April 2002) and of OFI Institutional Asset
Portfolio Manager                        Management, Inc. (since June 2002); Executive Director and portfolio manager
(since 2002)                             for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
Age: 40                                  Management (August 1993-April 2002). An officer of 17 portfolios in the
                                         OppenheimerFunds complex.

ANTULIO N. BOMFIM,                       Vice President of the Manager (since October 2003); Senior Economist at the
Vice President and                       Board of Governors of the Federal Reserve System (June 1992-October 2003).
Portfolio Manager                        A portfolio manager of 15 portfolios in the OppenheimerFunds complex.
(since 2006)
Age: 40


                         72 | OPPENHEIMER CORE BOND FUND

GEOFFREY CAAN,                     Vice President and Portfolio Manager of the Manager (since August 2003); Vice
Vice President and                 President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of
Portfolio Manager                  Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of
(since 2006)                       15 portfolios in the OppenheimerFunds complex.
Age: 37

BENJAMIN J. GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and                 Management Corporation (since April 2002) and of OFI Institutional Asset
Portfolio Manager                  Management, Inc. (as of June 2002); Executive Director and senior fixed income
(since 2006)                       analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
Age: 44                            Management (April 1992-March 2002). A portfolio manager of 15 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                     Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and                 investment team (June 2002-March 2006); senior fixed income analyst at Miller
Portfolio Manager                  Anderson & Sherrerd, a division of Morgan Stanley Investment Management
(since 2006)                       (May 1998-May 2002). A portfolio manager of 15 portfolios in the
Age: 34                            OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                 March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer           Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
(since 2004)                       Vice President and Director of Internal Audit of the Manager (1997-February
Age: 56                            2004). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal            of the following: HarbourView Asset Management Corporation, Shareholder
Financial & Accounting             Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset
Officer (since 1999)               Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since
Age: 47                            March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                   Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                   Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                   Company (trust company subsidiary of the Manager) (since May 2000); Assistant
                                   Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                   Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer                Product Accounting of the Manager (November 1998-July 2002). An officer of
(since 2004)                       96 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                            Director of Mutual Fund Operations at American Data Services, Inc. (September
                                   2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.


                         73 | OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management Corporation
Age: 58                            (since December 2001); Senior Vice President and General Counsel of Harbour-
                                   View Asset Management Corporation (since December 2001); Secretary and
                                   General Counsel of OAC (since November 2001); Assistant Secretary (since
                                   September 1997) and Director (since November 2001) of OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                   Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                   President, General Counsel and Director of Shareholder Financial Services, Inc. and
                                   Shareholder Services, Inc. (since December 2001); Senior Vice President, General
                                   Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                   (since November 2001); Vice President of OppenheimerFunds Legacy Program
                                   (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                   Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                   (Asia) Limited (since December 2003); Senior Vice President (May 1985-December
                                   2003), Acting General Counsel (November 2001-February 2002) and Associate
                                   General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                                   the following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                       2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 39                            General Counsel (May 1999-December 2000) of UBS Financial Services Inc.
                                   (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                   OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                            Management Corporation (since October 2003); Vice President and Assistant
                                   Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
                                   OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                   December 2001); Assistant Counsel of the Manager (August 1994-October 2003).
                                   An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2004)                       September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 43                            Management. An officer of 96 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                         74 | OPPENHEIMER CORE BOND FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $18,000 in fiscal 2006 and $17,750 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $40,000 in fiscal 2006 and no such fees in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $967 in fiscal 2006 and $2,448 in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Services include: Compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $40,967 in fiscal 2006 and $2,448 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: February 8, 2007